EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Diversified Resources, Inc. (“Company”) on Form 10-K for the period ended October 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (“Report”), I, Philip F. Grey, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 11, 2013	DIVERSIFIED RESOURCES, INC.

	By:	/s/ Philip F. Grey
Philip F. Grey
President, Chief Executive Officer,
Principal Executive Officer, Treasurer,
Secretary, Principal Financial Officer, and Director